UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 3, 2020
NovoCure Limited
(Exact name of registrant as specified in its charter)

Jersey	001-37565	98-1057807
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

Second Floor, No. 4 The Forum Grenville Street St. Helier, Jersey JE2 4UF (Address of Principal Executive Offices)

Registrant’s telephone number, including area code: +44 (0)15 3475 6700

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. to Form 8-K):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, no par value	NVCR	The Nasdaq Stock Market LLC

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 3, 2020, William Doyle, Executive Chairman, and Asaf Danziger, Chief Executive Officer, of NovoCure Limited (the “Company”) were each awarded performance-based share units (“PSUs”) pursuant to the Company’s 2015 Omnibus Incentive Plan (the “Plan”). Mr. Doyle was awarded 2,002,852 PSUs, consisting of 200,284 “Target Shares” and 1,802,568 “Outperformance Shares” and Mr. Danziger was awarded 1,001,426 PSUs, consisting of 100,142 “Target Shares” and 901,284 “Outperformance Shares” (collectively, “Award Shares”). The grants are issued pursuant to a Performance-Based Share Unit Award Agreement between the Company and each of Mr. Doyle and Mr. Danziger (each, an “Agreement”). Pursuant to the Agreement, each PSU will vest and convert to one ordinary share of the Company, no par value (“Ordinary Share”), in specified installments upon the achievement of certain milestone events, as follows:

(1) twenty-five percent (25%) of the Target Shares are earned for either (x) each successful completion of up to two specified clinical trials or (y) the First FDA Approval and Second FDA Approval (each as defined below) (50% of total Target Shares),

(2) twenty-five percent (25%) of the Target Shares are earned each for either (x) up to two U.S. Food and Drug Administration (“FDA”) acceptances of a premarket approval (“PMA”) submission by the Company for a new indication or (y) the First FDA Approval and Second FDA Approval (50% of total Target Shares),

(3) fifty percent (50%) of the Outperformance Shares are earned if the Company receives one PMA for a new indication (the “First FDA Approval”) within six (6) years of the grant date so long as the Company’s share price, as calculated in accordance with the Agreement, has increased by at least twenty-five percent (25%) from the grant date to a Measurement Date (as defined below) (the “TSR Vesting Condition”), and

(4) fifty percent (50%) of the Outperformance Shares will vest if the Company receives a second PMA for an indication unrelated to the First FDA Approval (the “Second FDA Approval”) within six (6) years of the grant date so long as the Company’s TSR Vesting Condition is met.

The “Measurement Date” for the Outperformance Shares occurs, with respect to the First FDA Approval, is (a) one month following receipt of the First FDA Approval (but not earlier than the fifth anniversary of the date of grant), but if the TSR Vesting Condition shall not have been met at that time, then (b) one month following receipt of the Second FDA Approval (but not earlier than the fifth anniversary of the date of grant), but if the TSR Vesting Condition shall not have been met at that time or the Second FDA Approval has not been received, then (c) the sixth anniversary of the date of grant. The “Measurement Date” for the Outperformance Shares occurs, with respect to the Second FDA Approval, is (a) one month following receipt of the Second FDA Approval (but not earlier than the fifth anniversary of the date of grant), but if the TSR Vesting Condition shall not have been met at that time, then (b) the sixth anniversary of the date of grant.

Earned Target Shares and Outperformance Shares related to the First FDA Approval vest on the earlier of the date of vesting of the Outperformance Shares relating to the Second FDA Approval and the sixth anniversary of the grant date; however, no Award Shares may vest until the fifth anniversary of the grant date, regardless of when earned, provided that earned Target Shares shall vest and be distributed after the third anniversary of the grant date if the performance goals are achieved and the recipient ceases to be an employee of the Company in substantially the same capacity as on the date of grant, other than by reason of resignation or termination/demotion for Cause (as defined in the Plan). Otherwise, the recipient must be an employee of the Company in substantially the same capacity as on the date of grant through the applicable vesting date to receive any Award Shares. The Agreements also specify that the PSUs are in lieu of any future equity awards under the Plan from the date of grant until the sixth anniversary of the date of grant.

The foregoing summary of the Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreements, the form of which is included as Exhibit 10.1 to this Form 8-K, which is hereby incorporated by reference herein.

Also on March 3, 2020, each of Wilhelmus Groenhuysen, Chief Financial Officer, and Pritesh Shah, Chief Commercial Officer, each of whom are executive officers of the Company, were each awarded PSUs pursuant to the Plan. Mr. Groenhuysen received 24,025 Target PSUs and 24,025 Outperformance PSUs, and Mr. Shah received 21,623 Target PSUs and 21,623 Outperformance PSUs. The PSUs were awarded pursuant to a Performance-Based Share Unit Award Agreement between the Company and each individual (each, a “PSU Agreement”). Pursuant to the PSU Agreements, each PSU will vest and convert to one Ordinary Share in installments upon the completion by the Company of certain clinical trials. The individual must remain an employee of the Company as of the date of vesting (the “PSU Vesting Date”), which is three years from the date of grant. Target PSUs will vest on the PSU Vesting Date if the Company completes patient enrollment in three specified clinical trials on or before the PSU Vesting Date, and the Outperformance PSUs will vest on the PSU Vesting Date if the Company completes patient enrollment in four specified clinical trials on or before the PSU Vesting Date.

The foregoing summary of the PSU Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreements, the form of which is included as Exhibit 10.2 to this Form 8-K, which is hereby incorporated by reference herein.

Each of the awards described above was approved by the Compensation Committee of the Company’s Board of Directors.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Performance-Based Share Unit Award for Executive Chairman and Chief Executive Officer
10.2	Form of Performance-Based Share Unit Award for Certain Executive Officers
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovoCure Limited

By: /s/ Wilhelmus Groenhuysen
Name: Wilhelmus Groenhuysen
Title: Chief Financial Officer

Date: March 6, 2020